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                                                                    EXHIBIT 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference of our report included in this Form 10-K, into the Corporation's previously filed Registration Statements on Form S-8, File Nos. 33-27899, 33-71240, 33-47899, 33-94104 and 333-56625.



                                              /s/ Arthur Andersen LLP

                                              ARTHUR ANDERSEN LLP


Boston, Massachusetts
March 18, 2002